Exhibit 99.1

Compass Diversified Completes Restatement of Previously Issued Financial Statements
Westport, Conn., December 8, 2025 (GLOBE NEWSWIRE) -- Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle-market branded consumer and industrial businesses, today announced the filing of its restated financial results for fiscal years 2022, 2023, and 2024 and the financial information for each of the interim periods included within those years.
“We are pleased to have completed this extensive restatement process. The financial and accounting fraud perpetrated by the former CEO of Lugano Holding, Inc. (“Lugano”) was pervasive, complex and isolated to Lugano. Our restatement is an important step in putting this chapter behind us,” said Elias Sabo, CEO of CODI. “We are focused on reducing our leverage and continuing to execute on the strategy that has made CODI successful since inception: managing and growing high-quality middle-market companies to generate durable, long-term value for our shareholders.”
“Importantly, our eight other subsidiaries were not involved with the events at Lugano and, collectively, continue to perform well. Their execution highlights the strength of these businesses and the resilience of our business model," Sabo continued. As a result, we are adjusting our full year 2025 guidance for Subsidiary Adjusted EBITDA to between $330 million and $360 million, which is consistent with our prior guidance, when you exclude Lugano.”
Sabo added, “We are in active discussions with our senior lenders regarding an amendment to our credit agreement that would provide additional relief and flexibility with respect to our current leverage profile and certain other covenants. We currently anticipate announcing an amendment in the coming weeks.”
In the coming weeks CODI also expects to file 2025 first, second and third quarter financial results on Form 10-Q, which will bring the Company back into compliance with the Securities and Exchange Commission's annual and quarterly filing requirements.
Note Regarding Use of Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP measure used by the Company to assess its performance. We have reconciled Adjusted EBITDA to Income (Loss) from Continuing Operations on the attached schedules. We consider Income (Loss) from Continuing Operations to be the most directly comparable GAAP financial measure to Adjusted EBITDA. We believe that Adjusted EBITDA provides useful information to investors and reflects important financial measures as it excludes the effects of items which reflect the impact of long-term investment decisions, rather than the performance of near-term operations. When compared to Income (Loss) from Continuing Operations, Adjusted EBITDA is limited in that it does not reflect the periodic costs of certain capital assets used in generating revenues of our businesses or the non-cash charges associated with impairments, as well as certain cash charges. The presentation of Adjusted EBITDA allows investors to view the performance of our businesses in a manner similar to the methods used by us and the management of our businesses, provides additional insight into our operating results and provides a measure for evaluating targeted businesses for acquisition.
In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled 2025 consolidated Subsidiary Adjusted EBITDA to its comparable GAAP measure because we do not provide guidance on Net Income (Loss) from Continuing Operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.
Adjusted EBITDA is not meant to be a substitute for GAAP measures and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, CODI’s expectations with respect to the timing of its delinquent financial statements, CODI’s expectations regarding its future performance, liquidity and leverage, the future performance of CODI’s subsidiaries, potential amendments to CODI’s credit agreement and potential relief granted by CODI’s lenders and the filing or delay of CODI’s periodic reports. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by CODI’s Board of Directors and management, and on information currently available to CODI’s Board of Directors and management. These statements involve risk and uncertainties that could cause CODI’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the Lugano investigation; a further material delay in CODI’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the Lugano investigation or related matters. Please see CODI’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2024 filed with the SEC on December 8, 2025 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Investor Relations
Compass Diversified
irinquiry@compassdiversified.com

Compass Diversified Holdings
Condensed Consolidated Balance Sheets

	December 31, 2024	December 31, 2023
(in thousands)	(As Restated)	(As Restated)
Assets
Current assets
Cash and cash equivalents	$59,659	$446,616
Accounts receivable, net	207,172	185,237
Inventories, net	571,248	522,509
Prepaid expenses and other current assets	126,692	77,769
Current assets of discontinued operations	—	36,915
Total current assets	964,771	1,269,046
Property, plant and equipment, net	244,746	191,283
Goodwill	895,916	773,569
Intangible assets, net	983,396	808,344
Other non-current assets	208,593	195,016
Non-current assets of discontinued operations	—	87,883
Total assets	$3,297,422	$3,325,141

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$103,239	$90,708
Accrued expenses	318,476	237,817
Due to related parties	18,036	16,025
Current portion, long-term debt	1,774,290	1,671,879
Subsidiary financing arrangements	169,765	100,741
Other current liabilities	49,617	34,812
Current liabilities of discontinued operations	—	8,986
Total current liabilities	2,433,423	2,160,968
Deferred income taxes	108,091	103,264
Other non-current liabilities	225,334	203,207
Non-current liabilities of discontinued operations	—	1,277
Total liabilities	2,766,848	2,468,716
Stockholders' equity
Total stockholders' equity attributable to Holdings	678,620	929,660
Noncontrolling interest	(148,046)	(89,991)
Noncontrolling interest of discontinued operations	—	16,756
Total stockholders' equity	530,574	856,425
Total liabilities and stockholders’ equity	$3,297,422	$3,325,141

Compass Diversified Holdings
Consolidated Statements of Operations

	Year ended December 31,
	2024	2023
(in thousands, except per share data)	(As Restated)	(As Restated)
Net revenues	$1,788,013	$1,689,920
Cost of revenues	1,037,594	1,015,200
Gross profit	750,419	674,720
Operating expenses:
Selling, general and administrative expense	587,521	502,013
Management fees	74,767	67,945
Amortization expense	94,817	83,574
Impairment expense	8,182	90,597
Operating income (loss)	(14,868)	(69,409)
Other income (expense):
Interest expense, net	(122,802)	(109,892)
Amortization of debt issuance costs	(4,018)	(4,038)
Loss on sale of Crosman	(24,218)	—
Other income (expense), net	(143,304)	(83,114)
Net income (loss) before income taxes	(309,210)	(266,453)
Provision for income taxes	18,612	8,198
Income (loss) from continuing operations	(327,822)	(274,651)
Income (loss) from discontinued operations, net of income tax	(6,905)	24,208
Gain on sale of discontinued operations	11,957	283,025
Net income	(322,770)	32,582
Less: Net income (loss) attributable to noncontrolling interest	(111,025)	(75,761)
Less: Net income (loss) from discontinued operations attributable to noncontrolling interest	(2,884)	(304)
Net income attributable to Holdings	$(208,861)	$108,647

Basic income (loss) per common share attributable to Holdings
Continuing operations	$(3.94)	$(3.57)
Discontinued operations	0.11	4.27
	$(3.83)	$0.70

Basic weighted average number of common shares outstanding	75,454	72,105

Cash distributions declared per Trust common share	$1.00	$1.00

Restatement of Previously Issued Consolidated Financial Statements
The Company has restated its consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 below. Below is a summary description of the significant adjustments made in connection with the restatement of the Consolidated Balance Sheet and Consolidated Statement of Operations for the fiscal years ended December 31, 2024 and 2023:

Consolidated Balance Sheets
ADJ 1	Accounts Receivable - amounts were recorded at Lugano as accounts receivable which did not represent activity associated with a valid revenue transaction.

ADJ 2	Inventory and Other Current Assets - amounts were recorded at Lugano as purchases of inventory or vendor prepayments which did not represent valid purchases. Invalid inventory transactions were also recorded in connection with barter purchases of jewelry or gems from customers in exchange for reducing accounts receivable transactions, and in connection with invalid revenue transactions. Other current assets increased as a result of the revised Lugano tax provision and a tax receivable that was recorded in each of the years presented in the consolidated financial statements.

ADJ 3	Goodwill and Intangible Assets - the purchase price allocation of the assets acquired and liabilities assumed in the acquisition of Lugano in September 2021 was based upon materially incorrect financial information. As a result, the Company re-performed the purchase price allocation, which resulted in a change in the fair value of the intangible assets acquired and the calculation of goodwill. Additionally, due to the adjustments to historical financial information that resulted from the Lugano Investigation, the Company determined that a triggering event had occurred as of December 31, 2021 and December 31, 2022 and performed impairment testing of the goodwill and definite lived intangibles at Lugano as of these dates, resulting in the impairment of these balances.

ADJ 4	Accrued expenses - Unrecorded liabilities related to inventory transactions at Lugano and accrued interest associated with the Lugano Financing Arrangements have been recorded in the consolidated balance sheets

ADJ 5
Financing arrangements - Lugano entered into various financing arrangements with third parties that were not previously recorded in the historical financial statements of Lugano as debt. In connection with the Lugano Investigation, the Company determined that certain cash recorded as reduction of accounts receivable or purchases of inventory actually represented unrecorded financing arrangements made with third parties to purportedly jointly invest with Lugano in the purchase of a specified jewelry piece. These arrangements represent debt that has been recorded on the Company's consolidated balance sheets as such.

ADJ 6	Noncontrolling interest - the correction of the misstatements resulted in a decrease in the balance of noncontrolling interest at Lugano, and reduced the noncontrolling income that previously had been recorded related to Lugano.
Consolidated Statement of Operations
ADJ 7	Net revenues - net revenues at Lugano were overstated in each of the periods presented as a result of the recording of invalid revenue transactions or the misrepresentation of funds received as revenue.

ADJ 8	Cost of revenues - cost of revenues at Lugano was overstated in each of the periods presented as a result of the recording of the cost of revenues associated with invalid revenue transactions and the misapplication of funds paid as inventory purchases.

ADJ 9	Interest expense, net - interest expense associated with the Lugano financing arrangements described above have been recorded in the consolidated statement of operations in each of the periods presented.

ADJ 10	Other income (expense), net - reflects the expense recognized at Lugano related to losses resulting from the accounting for the transactions associated with the Lugano financing arrangements.

ADJ 11	Income tax provision (benefit) - the income tax provision (benefit) at Lugano has been recalculated in each of the periods presented as a result of the effect of the aforementioned adjustments to the consolidated statement of operations.

Compass Diversified Holdings
Consolidated Balance Sheet

	December 31, 2024
	ADJ Reference	As Reported	Adjustments	As Restated
Assets
Current assets:
Cash and cash equivalents		$59,727	(68)	$59,659
Accounts receivable, net	ADJ 1	444,386	(237,214)	207,172
Inventories, net	ADJ 2	962,408	(391,160)	571,248
Prepaid expenses and other current assets	ADJ 2	101,129	25,563	126,692
Total current assets		1,567,650	(602,879)	964,771
Property, plant and equipment, net		244,746	—	244,746
Goodwill	ADJ 3	982,253	(86,337)	895,916
Intangible assets, net	ADJ 3	1,049,186	(65,790)	983,396
Other non-current assets		208,587	6	208,593
Total assets		$4,052,422	$(755,000)	$3,297,422

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable		104,304	(1,065)	103,239
Accrued expenses	ADJ 4	197,829	120,647	318,476
Due to related parties		18,036	—	18,036
Current portion, long-term debt (1)		15,000	1,759,290	1,774,290
Subsidiary financing arrangements	ADJ 5	—	169,765	169,765
Other current liabilities		49,617	—	49,617
Total current liabilities		384,786	2,048,637	2,433,423
Deferred income taxes		119,948	(11,857)	108,091
Long-term debt (1)		1,759,290	(1,759,290)	—
Other non-current liabilities		225,334	—	225,334
Total liabilities		2,489,358	277,490	2,766,848

Stockholders’ equity
Trust preferred shares, 50,000 authorized; 17,497 shares issued and outstanding at December 31, 2024
Series A preferred shares, no par value, 4,551 shares issued and outstanding at December 31, 2024		109,159	—	109,159
Series B preferred shares, no par value, 6,192 shares issued and outstanding at December 31, 2024		147,906	—	147,906
Series C preferred shares, no par value, 6,754 shares issued and outstanding at December 31, 2024		161,767	—	161,767
Trust common shares, no par value, 500,000 authorized; 76,135 shares issued and 75,236 shares outstanding at December 31, 2024		1,289,010	—	1,289,010
Treasury shares, at cost		(18,910)	—	(18,910)
Accumulated other comprehensive income (loss)		(5,815)	478	(5,337)
Accumulated deficit		(386,324)	(618,651)	(1,004,975)
Total stockholders’ equity attributable to Holdings		1,296,793	(618,173)	678,620
Noncontrolling interest	ADJ 6	266,271	(414,317)	(148,046)
Total stockholders’ equity		1,563,064	(1,032,490)	530,574
Total liabilities and stockholders’ equity		$4,052,422	$(755,000)	$3,297,422

(1) In retrospectively testing financial covenant compliance under the Company's 2022 Credit Facility in each of the years ended December 31, 2024, 2023 and 2022 in reliance on the restated consolidated financial information, the Company would not have been in compliance with such financial covenants as of the years ended December 31, 2024 and 2023. As a result, the 2022 Term Loan and 2022 Revolving Credit Facility have been classified as current in the Consolidated Financial Statements as of December 31, 2024 and 2023. Additionally, because the 2029 Senior Notes and 2032 Senior Notes may have been subject to acceleration had the lenders under the 2022 Credit Facility exercised their acceleration rights during such historical periods, the 2029 Senior Notes and 2032 Senior Notes have also been classified as current at December 31, 2024 and 2023.

Compass Diversified Holdings
Consolidated Statement of Operations

	Year Ended December 31, 2024
	ADJ Reference	As Reported	Adjustments	As Restated
Net revenues	ADJ 7	$2,198,233	$(410,220)	$1,788,013
Cost of revenues	ADJ 8	1,197,873	(160,279)	1,037,594
Gross profit		1,000,360	(249,941)	750,419
Operating expenses:
Selling, general and administrative expense		587,521	—	587,521
Management fees		74,767	—	74,767
Amortization expense	ADJ 3	99,760	(4,943)	94,817
Impairment expense		8,182	—	8,182
Operating income (loss)		230,130	(244,998)	(14,868)
Other income (expense):
Interest expense, net	ADJ 9	(106,683)	(16,119)	(122,802)
Amortization of debt issuance costs		(4,018)	—	(4,018)
Loss on sale of Crosman		(24,218)	—	(24,218)
Other income (expense), net	ADJ 10	(3,902)	(139,402)	(143,304)
Income (loss) from continuing operations before income taxes		91,309	(400,519)	(309,210)
Provision for income taxes	ADJ 11	49,012	(30,400)	18,612
Income (loss) from continuing operations		42,297	(370,119)	(327,822)
Loss from discontinued operations, net of income tax		(6,905)	—	(6,905)
Gain on sale of discontinued operations, net of income tax		11,957	—	11,957
Net income (loss)		47,349	(370,119)	(322,770)
Less: Net income (loss) from continuing operations attributable to noncontrolling interest		37,426	(148,451)	(111,025)
Less: Net loss from discontinued operations attributable to noncontrolling interest		(2,884)	—	(2,884)
Net income (loss) attributable to Holdings		$12,807	$(221,668)	$(208,861)

Amounts attributable to common shares of Holdings:
Income (loss) from continuing operations		$4,871	$(221,668)	$(216,797)
Loss from discontinued operations, net of income tax		(4,021)	—	(4,021)
Gain on sale of discontinued operations, net of income tax		11,957	—	11,957
Net income (loss) attributable to Holdings		$12,807	$(221,668)	$(208,861)
Basic and fully diluted income (loss) per share attributable to Holdings
Continuing operations		(1.25)	(2.69)	(3.94)
Discontinued operations		0.11	—	0.11
		$(1.14)	$(2.69)	$(3.83)

Compass Diversified Holdings
Consolidated Balance Sheet

	December 31, 2023
	ADJ Reference	As Reported	Adjustments	As Restated
Assets
Current assets:
Cash and cash equivalents		446,684	(68)	446,616
Accounts receivable, net	ADJ 1	308,183	(122,946)	185,237
Inventories, net	ADJ 2	723,194	(200,685)	522,509
Prepaid expenses and other current assets	ADJ 2	88,844	(11,075)	77,769
Current assets of discontinued operations		36,915	—	36,915
Total current assets		1,603,820	(334,774)	1,269,046
Property, plant and equipment, net		191,283	—	191,283
Goodwill	ADJ 3	859,907	(86,338)	773,569
Intangible assets, net	ADJ 3	879,078	(70,734)	808,344
Other non-current assets		195,010	6	195,016
Non-current assets of discontinued operations		87,883	—	87,883
Total assets		$3,816,981	$(491,840)	$3,325,141
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable		91,089	(381)	90,708
Accrued expenses	ADJ 4	151,443	86,374	237,817
Due to related parties		16,025	—	16,025
Current portion, long-term debt (1)		10,000	1,661,879	1,671,879
Subsidiary financing arrangements	ADJ 5	—	100,741	100,741
Other current liabilities		34,812	—	34,812
Current liabilities of discontinued operations		8,986	—	8,986
Total current liabilities		312,355	1,848,613	2,160,968
Deferred income taxes		118,882	(15,618)	103,264
Long-term debt (1)		1,661,879	(1,661,879)	—
Other non-current liabilities		203,207	—	203,207
Non-current liabilities of discontinued operations		1,277	—	1,277
Total liabilities		2,297,600	171,116	2,468,716
Stockholders’ equity
Trust preferred shares, 50,000 authorized; 12,600 shares issued and outstanding at December 31, 2023
Series A preferred shares, no par value, 4,000 shares issued and outstanding at December 31, 2023		96,417	—	96,417
Series B preferred shares, no par value, 4,000 shares issued and outstanding at December 31, 2023		96,504	—	96,504
Series C preferred shares, no par value, 4,600 shares issued and outstanding at December 31, 2023		110,997	—	110,997
Trust common shares, no par value, 500,000 authorized; 75,753 shares issued and 75,270 shares outstanding at December 31, 2023		1,281,303	—	1,281,303
Treasury shares, at cost		(9,339)	—	(9,339)
Accumulated other comprehensive income (loss)		111	(108)	3
Accumulated deficit		(249,243)	(396,982)	(646,225)
Total stockholders’ equity attributable to Holdings		1,326,750	(397,090)	929,660
Noncontrolling interest	ADJ 6	175,875	(265,866)	(89,991)
Noncontrolling interest of discontinued operations		16,756	—	16,756
Total stockholders’ equity		1,519,381	(662,956)	856,425
Total liabilities and stockholders’ equity		$3,816,981	$(491,840)	$3,325,141
(1) In retrospectively testing financial covenant compliance under the Company's 2022 Credit Facility in each of the years ended December 31, 2024, 2023 and 2022 in reliance on the restated consolidated financial information, the Company would not have been in compliance with such financial covenants as of the years ended December 31, 2024 and 2023. As a result, the 2022 Term Loan and 2022 Revolving Credit Facility have been classified as current in the Consolidated Financial Statements as of December 31, 2024 and 2023. Additionally, because the 2029 Senior Notes and 2032 Senior Notes may have been subject to acceleration had the lenders under the 2022 Credit Facility exercised their acceleration rights during such historical periods, the 2029 Senior Notes and 2032 Senior Notes have also been classified as current at December 31, 2024 and 2023.

Compass Diversified Holdings
Consolidated Statement of Operations

	Year Ended December 31, 2023
	ADJ Reference	As Reported	Adjustments	As Restated
Net revenues	ADJ 7	$1,965,017	$(275,097)	$1,689,920
Cost of revenues	ADJ 8	1,132,014	(116,814)	1,015,200
Gross profit		833,003	(158,283)	674,720
Operating expenses:
Selling, general and administrative expense		502,013	—	502,013
Management fees		67,945	—	67,945
Amortization expense	ADJ 3	88,396	(4,822)	83,574
Impairment expense		89,400	1,197	90,597
Operating income (loss)		85,249	(154,658)	(69,409)
Other income (expense):
Interest expense, net	ADJ 9	(105,179)	(4,713)	(109,892)
Amortization of debt issuance costs		(4,038)	—	(4,038)
Other income (expense), net	ADJ 10	1,779	(84,893)	(83,114)
Income (loss) from continuing operations before income taxes		(22,189)	(244,264)	(266,453)
Provision for income taxes	ADJ 11	22,639	(14,441)	8,198
Income (loss) from continuing operations		(44,828)	(229,823)	(274,651)
Income (loss) from discontinued operations, net of income tax		24,208	—	24,208
Gain on sale of discontinued operations, net of income tax		283,025	—	283,025
Net income		262,405	(229,823)	32,582
Less: Net income from continuing operations attributable to noncontrolling interest		16,423	(92,184)	(75,761)
Less: Net income (loss) from discontinued operations attributable to noncontrolling interest		(304)	—	(304)
Net income attributable to Holdings		$246,286	$(137,639)	$108,647

Amounts attributable to common shares of Holdings:
Loss from continuing operations		$(61,251)	$(137,639)	$(198,890)
Income from discontinued operations, net of income tax		24,512	—	24,512
Gain on sale of discontinued operations, net of income tax		283,025	—	283,025
Net income attributable to Holdings		$246,286	$(137,639)	$108,647
Basic and fully diluted income (loss) per share attributable to Holdings
Continuing operations		(1.81)	(1.76)	(3.57)
Discontinued operations		4.27	—	4.27
		$2.46	$(1.76)	$0.70

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Year ended December 31, 2024
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano (Restated)	PrimaLoft	THP	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated (Restated)
Net income (loss) from continuing operations	$(35,634)	$20,634	$20,791	$(275,730)	$(10,575)	$(9,761)	$(54,851)	$5,635	$(2,969)	$14,638	$(327,822)
Adjusted for:
Provision (benefit) for income taxes	(2,095)	4,526	4,962	904	(3,741)	(2,894)	6,810	2,280	2,986	4,874	18,612
Interest expense, net	106,414	(14)	(21)	16,122	(70)	(52)	52	—	371	—	122,802
Intercompany interest	(157,585)	13,366	20,125	56,013	17,916	10,552	9,255	10,771	7,121	12,466	—
Depreciation and amortization	675	22,734	21,594	5,391	21,318	18,974	8,042	21,553	9,265	18,473	148,019
EBITDA	(88,225)	61,246	67,451	(197,300)	24,848	16,819	(30,692)	40,239	16,774	50,451	(38,389)
Other (income) expense	460	40	511	139,623	181	3	24,557	2,746	(9)	(590)	167,522
Non-controlling shareholder compensation	—	2,129	5,683	2,437	2,382	1,674	403	988	18	631	16,345
Impairment expense	—	—	—	—	—		8,182	—	—	—	8,182
Acquisition expenses	—	—	—	—	—	3,479	—	1,872	—	—	5,351
Integration services fee	—	—	—	—	—	2,625	—	—	—	—	2,625
Other (1)	—	—	—	—	—	90	1,500	696	10,426	476	13,188
Adjusted EBITDA	$(87,765)	$63,415	$73,645	$(55,240)	$27,411	$24,690	$3,950	$46,541	$27,209	$50,968	$174,824

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Year ended December 31, 2023
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano (Restated)	PrimaLoft	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated (Restated)
Net income (loss) from continuing operations	$(60,454)	$21,690	$16,496	$(177,508)	$(69,883)	$(40,045)	$16,504	$10,434	$8,115	$(274,651)
Adjusted for:
Provision (benefit) for income taxes	301	4,994	2,863	148	(5,673)	(5,616)	5,890	4,185	1,106	8,198
Interest expense, net	104,856	(8)	(18)	4,716	(11)	352	—	5	—	109,892
Intercompany interest	(126,240)	20,244	7,580	32,837	18,123	13,510	10,486	6,806	16,654	—
Depreciation and amortization	1,498	26,009	22,932	3,232	21,478	13,282	16,741	8,441	19,959	133,572
EBITDA	(80,039)	72,929	49,853	(136,575)	(35,966)	(18,517)	49,621	29,871	45,834	(22,989)
Other (income) expense	(130)	(515)	98	84,815	62	(1,210)	1,440	(5)	(1,441)	83,114
Non-controlling shareholder compensation	—	1,191	3,019	1,474	980	914	986	27	860	9,451
Impairment expense	—	—	—	1,197	57,810	31,590	—	—	—	90,597
Integration services fee	—	—	—	—	2,375	—	—	—	—	2,375
Other	—	—	3,072	—	—	—	—	—	1,434	4,506
Adjusted EBITDA	$(80,169)	$73,605	$56,042	$(49,089)	$25,261	$12,777	$52,047	$29,893	$46,687	$167,054